                                                                    Exhibit 10.1

                          PURCHASE, RELEASE, SETTLEMENT
                             AND INDEMNITY AGREEMENT





                              Dated August 20, 2001

                               TABLE OF CONTENTS

                                                                                                               Page
1.       DESCRIPTION OF STOCK AND MEMBERSHIP INTERESTS TO BE SOLD AS PART OF THE SETTLEMENT.......................5
         ----------------------------------------------------------------------------------
         1.1      OMO Membership Certificate......................................................................5
                  --------------------------
         1.2      River Port Membership Certificate...............................................................6
                  ---------------------------------
         1.3      Ozdon Stock.....................................................................................6
                  -----------

2.       PURCHASE PRICE FOR EQUITY INTERESTS; ADDITIONAL CONSIDERATION
         -------------------------------------------------------------
          ........................................................................................................6
         2.1      Purchase Price..................................................................................6
                  --------------
                  2.1.1    Total..................................................................................6
                           -----
                  2.1.2    Allocation.............................................................................7
                           ----------
         2.2      Other Consideration.............................................................................7
                  -------------------
         2.3      Adjustment to Purchase Price....................................................................7
                  ----------------------------
         2.4      Collateral......................................................................................7
                  ----------

3.       REPRESENTATIONS AND WARRANTIES BY GROUP..................................................................8
         ---------------------------------------
         3.1      Recitals........................................................................................8
                  --------
         3.2      Corporate Existence.............................................................................8
                  -------------------
         3.3      Membership Interest.............................................................................8
                  -------------------
         3.4      Title to Equity Interests.......................................................................8
                  -------------------------
         3.5      Capital Structure...............................................................................8
                  -----------------
         3.6      Authorization...................................................................................9
                  -------------
         3.7      Authority and Consents..........................................................................9
                  ----------------------
         3.8      Litigation......................................................................................9
                  ----------
         3.9      Title to Property and Encumbrances.............................................................10
                  ----------------------------------
         3.10     ...............................................................................................10
         3.11     Tax Returns....................................................................................10
                  -----------
         3.12     Absence of Undisclosed Liabilities.............................................................10
                  ----------------------------------
         3.13     Officers and Employees.........................................................................10
                  ----------------------
         3.14     Power of Attorney and Bank Information.........................................................10
                  --------------------------------------
         3.15     Existing Employment Contracts..................................................................10
                  -----------------------------

4.       REPRESENTATIONS AND WARRANTIES OF DON, LOY, RIVER PORT & OMO
         ------------------------------------------------------------
          .......................................................................................................10
         4.1      Recitals.......................................................................................11
                  --------
         4.2      Authorizations.................................................................................11
                  --------------
         4.3      Authority and Consents.........................................................................11
                  ----------------------
         4.4      Litigation.....................................................................................11
                  ----------

5.       COVENANTS WITH RESPECT TO INCOMPLETE TRANSACTIONS REPRESENTING CONDITIONS PRECEDENT TO CLOSING..........11
         ----------------------------------------------------------------------------------------------
         5.1      Return of Note.................................................................................11
                  --------------
         5.2      Cancellation of Assignment and Security Agreement..............................................11
                  -------------------------------------------------
         5.3      Cancellation of Subordinated Debenture, Dividends and Stock....................................12
                  -----------------------------------------------------------
         5.4      Instruments 146 shall deliver to NAG...........................................................12
                  ------------------------------------
                  (a)      Stock in NAG..........................................................................12
                           ------------
                  (b)      Lost Stock Affidavits.................................................................13
                           ---------------------
                  (c)      Debentures............................................................................13
                           ----------
                  (d)      Lost Debentures.......................................................................13
                           ---------------
         5.5      Instruments NAG shall deliver to 146...........................................................14
                  ------------------------------------
                  (a)      Stock in Ozdon........................................................................14
                           --------------
                  (b)      Membership Interest in OMO............................................................14
                           --------------------------
                  (c)      Membership Interest in River Port.....................................................14
                           ---------------------------------

6.       RELEASES AND INDEMNITIES................................................................................14
         ------------------------
         6.1      Release and Indemnity Agreements by NAG Group..................................................14
                  ---------------------------------------------
                  6.1.1    Release Agreements by NAG Releasors...................................................14
                           -----------------------------------
                  6.1.2    Unknown Facts.........................................................................15
                           -------------
                  6.1.3    Indemnity.............................................................................15
                           ---------
                  6.1.4    Binding Effect of Releases............................................................16
                           --------------------------
                  6.1.5    Legal Advice..........................................................................16
                           ------------
         6.2      Release and Indemnity Agreements by 167,  146, Don, Peggy, OMO, River Port, Port
                  --------------------------------------------------------------------------------
                  au Prince, and John (collectively, the "DonLoy Group").........................................16
                  ------------------------------------------------------
                  6.2.1    Release Agreements by the OMO Releasors...............................................16
                           ---------------------------------------
                  6.2.2    Unknown Facts.........................................................................17
                           -------------
                  6.2.3    Indemnity.............................................................................17
                           ---------
                  6.2.4    Binding Effect of Releases............................................................17
                           --------------------------
                  6.2.5    Legal Advice..........................................................................17
                           ------------
         6.3      Additional Indemnification.....................................................................17
                  --------------------------
         6.4      Reservation of Rights..........................................................................17
                  ---------------------

7.       CLOSING.................................................................................................18
         -------
         7.1      Effective Date and Closing Date................................................................18
                  -------------------------------
         7.2      Execution and Delivery of Documents............................................................18
                  -----------------------------------
                  (a)     NAG and Ed.............................................................................18
                          ----------
                  (b)      OMO...................................................................................20
                           ---
                  (c)      River Port............................................................................21
                           ----------
                  (d)      146...................................................................................21
                           ---
                  (e)      Don and Peggy.........................................................................22
                           -------------
                  (f)      Ozdon.................................................................................22
                           -----
                  (g)      Parties...............................................................................22
                           -------
                  7.3     Proration of Ad Valorem Real Property Taxes............................................23
                          -------------------------------------------
         7.4     Further Acts....................................................................................23
                 ------------

8.       CANCELLATION OF MORTGAGE................................................................................23
         ------------------------

9.       DISMISSAL OF ALL LITIGATION.............................................................................23
         ---------------------------

10.      OZDON REAL PROPERTY TITLE EXAMINATION...................................................................24
         -------------------------------------
         10.1     Title Commitment and Survey....................................................................24
                  ---------------------------
         10.2     Title Review...................................................................................24
                  ------------

11.      COVENANTS OF NAG........................................................................................25
         ----------------
         11.1     Ordinary Course................................................................................25
                  ---------------
         11.2     Insurance and Property.........................................................................25
                  ----------------------
         11.3     Conduct of Business............................................................................25
                  -------------------

12.      INDEMNIFICATION.........................................................................................25
         ---------------
         12.1     Indemnity by NAG Group.........................................................................25
                  ----------------------
         12.2     Indemnity by OMO Group.........................................................................26
                  ----------------------
         12.3     Conditions of Indemnification..................................................................26
                  -----------------------------
                  (a)      Notice................................................................................26
                           ------
                  (b)      Defense...............................................................................26
                           -------
                  (c)      Injunctions...........................................................................26
                           -----------
         12.4     Notice of Other Claims.........................................................................27
                  ----------------------

13.      CONDITIONS PRECEDENT TO THE NAG GROUP'S OBLIGATIONS.....................................................27
         ---------------------------------------------------
         13.1     Representations and Warranties of the OMO Group................................................27
                  -----------------------------------------------
         13.2     Litigation.....................................................................................27
                  ----------
         13.3     Closing Documents..............................................................................27
                  -----------------
         13.4     No Waiver......................................................................................27
                  ---------
         13.5     SEC Approval...................................................................................27
                  ------------
         13.6     Performance....................................................................................28
                  -----------

14.      CONDITIONS PRECEDENT TO THE OMO GROUP'S OBLIGATIONS.....................................................28
         ---------------------------------------------------
         14.1     Representations and Warranties of the NAG Group................................................28
                  -----------------------------------------------
         14.2     Performance....................................................................................28
                  -----------
         14.3     No Material Adverse Change.....................................................................28
                  --------------------------
         14.4     No Waiver......................................................................................28
                  ---------
         14.5     Closing Documents..............................................................................28
                  -----------------
         14.6     Cure of Timely Objections......................................................................28
                  -------------------------
         14.7     SEC Approval...................................................................................28
                  ------------

15.      NOTICES.................................................................................................29
         -------

16.      MISCELLANEOUS...........................................................................................30
         -------------
         16.1     Successors.....................................................................................30
                  ----------

         16.2     Entire Agreement; Amendments; Waivers..........................................................30
                  -------------------------------------
         16.3     Counterparts...................................................................................31
                  ------------
         16.4     Captions.......................................................................................31
                  --------
         16.5     Gender/Singular/Plural.........................................................................31
                  ----------------------
         16.6     Governing Law..................................................................................31
                  -------------
         16.7     Severability...................................................................................31
                  ------------
         16.8     Survival of Representations....................................................................31
                  ---------------------------
         16.9     Further Acts...................................................................................31
                  ------------
         16.10    Waiver of Options and Rights of First Refusal..................................................31
                  ---------------------------------------------

             PURCHASE, RELEASE, SETTLEMENT AND INDEMNITY AGREEMENT


         THIS PURCHASE, RELEASE, SETTLEMENT AND INDEMNITY AGREEMENT (the "Agreement") is made effective the 20th day of August, 2001 (the "Effective
 ---------                                                        ---------
Date"), by and among:
----

         DONALD I. WILLIAMS, an individual of the full age of majority, domiciled in the Parish of Pointe Coupee, State of Louisiana, married to and living with Margaret R. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Don"); and
                                              ---

         MARGARET R. WILLIAMS, an individual of the full age of majority domiciled in the Parish of Pointe Coupee, State of Louisiana, married to and living with Donald I. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Peggy") (Don and Peggy are collectively
                                  -----
         referred to as the "Williams"); and
                             --------

         LOY F. WEAVER, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Cathey Weaver, and whose social security number is ###-##-####, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040 ("Loy"); and
           ---

         CATHEY WEAVER, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Loy Weaver, and whose social security number is ###-##-####, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040 ("Cathey"); and
           ------

         E. H. HAWES, II, an individual of the full age of majority domiciled in the County of Delaware, State of Oklahoma, married to and living with Janice Hawes, and whose social security number is ###-##-####, and whose mailing address is Shangri-la Resort, Vista Towers, Afton, Oklahoma 74331 ("Ed"); and
                          --

         JANICE HAWES, an individual of the full age of majority domiciled in the County of Delaware, State of Oklahoma, married to and living with
         E. H. Hawes, II, and whose social security number is ###-##-####, and whose mailing address is Shangri- la Resort, Vista Towers, Afton, Oklahoma 74331 ("Janice") (Ed and Janice are collectively referred to
                          ------
         as the "Hawes"); and
                 -----

         OM OPERATING, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1274445, and whose mailing address is 688 Highway 10, Washington, Louisiana 70589, represented herein by its only members, Don and 146 ("OMO"); and
           ---

         NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION, a corporation organized under the laws of the State of Delaware, whose taxpayer identification number is 75-2571032, and whose mailing address is 13150 Coil Road, Suite 125, Dallas, Texas 75240, represented herein by its duly authorized President, Ed H. Hawes, II ("NAG"); and
                                                      ---

         RIVER PORT TRUCK STOP, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1415386, and whose mailing address is 688 Highway 10, Washington, Louisiana 70589, represented herein by its sole and only members, Don and 146 ("River Port"); and
                                ----------

         KEITH WEBER, an individual of the full age of majority domiciled in the County of Johnson, State of Kansas, married to and living with Marjory
         S. Weber, and whose social security number is ###-##-####, and whose mailing address is 2001 Shawnee Mission Parkway, Shawnee Mission, Kansas 66205-2060 ("Weber"); and
                             -----

         PORT AU PRINCE, L.L.C., a Louisiana limited liability company, organized under the laws of the State of Louisiana, whose taxpayer identification number is ###-##-####, and whose mailing address is 820 Garrett Street, Bossier City, Louisiana 71101, represented herein by John S. Turner, Jr., its Member ("Port au Prince"); and
                                           --------------

         OZDON INVESTMENTS, INC., a corporation organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1226226, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760, represented herein by its duly authorized President, Ed H. Hawes, II ("Ozdon"); and
                     -----

         THE 146, L.L.C., a Louisiana limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1443082, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040, represented herein by Loy F. Weaver, its Manager, ("146"); and
                    ---

         167 TRUCK STOP, L.L.C., a Louisiana limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1476362, and whose mailing address is 223 Highway 167, Opelousas, Louisiana 71040, represented herein by Loy F. Weaver, its Manager, ("167"); and
                    ---

         JOHN S. TURNER, JR., an individual of the full age of majority, domiciled in the Parish of Caddo, State of Louisiana, married to and living with Carolyn Turner, with whom he is separate in property, and whose social security number is ###-##-#### and whose mailing address is 820 Garrett Street, Bossier City, Louisiana 71101 ("John").
                                                                ----

The foregoing persons shall be collectively referred to as the "Parties." 146,
                                                                -------
Don, Loy, OMO and River Port are sometimes collectively referred to as the "OMO
                                                                            ---
Group." NAG, Ed and Weber are sometimes collectively referred to as the "NAG
-----                                                                    ---
Group."
-----

                                  BACKGROUND

     A. Pursuant to the Release and Settlement Agreement by and among NAG, Ed, OMO, Don, Loy, River Port, and others dated effective February 2, 1999, and the Settlement Agreement by and among Loy, NAG and others dated February 2, 1999, but not effective until March 31, 1999, (these two Settlement Agreements may sometimes hereinafter be referred to as the "Prior Settlement Agreements"),
                                                 ---------------------------
the parties thereto agreed to settle their differences which resulted, inter alia, in the restructuring of the ownership of OMO, River Port, and Ozdon as follows:

                                OMO
                                ---
                                            Membership Interests
          Member                            and Sharing Ratios
          ------                            ------------------

          Don                                      51%
          NAG                                    24.5%
          146, as assignee                       24.5%

                              River Port
                              ----------
                                            Membership Interests
          Member                            and Sharing Ratios
          ------                            ------------------

          Don                                      50%
          NAG                                      25%
          146                                      25%

                               Ozdon
                               -----
          Shareholders                      Stock Interests
          ------------                      ---------------

          146                                      50%
          NAG                                      50%

     B. The Prior Settlement Agreements were duly executed and enforceable by all of the parties appearing therein.

     C. A number of the transactions contemplated by the Prior Settlement Agreements were never completed (the "Incomplete Transactions").
                                      -----------------------

     D. Although the Incomplete Transactions were never finalized in writing, the undersigned acknowledge and agree that they have been duly bound by the rights and obligations contemplated by the Incomplete Transactions since the effective dates of the Prior Settlement Agreements and are desirous of finalizing the documentation associated with the Incomplete Transactions as part of this Settlement Agreement and that completion of the Incomplete Transactions is a condition precedent to the completion of this Agreement.

     E. On February 4, 2000, 146 and the North Louisiana Group instituted a lawsuit against NAG styled, "Arlington Farms, et al v. NAG, et al," Case No. 00-106-C-M2, United States District Court, Middle District (the "Arlington Farms
                                                                 ---------------
Litigation") which sought, inter alia, the memorialization and judicial
----------
recognition of the Incomplete Transactions specific to the North Louisiana Group resulting from the prior Settlement Agreements and lost profits associated with their ownership in Ozdon resulting from the Prior Settlement Agreements.

     F. On August 15, 2000, 146 instituted an action against Ozdon in the matter styled "The 146, L.L.C. v. Ozdon Investments, Inc.", Docket No. 34,928, Div. "A", Parish of Pointe Coupee, 18/th/ Judicial District Court, State of Louisiana (the "Opelousas Litigation").
                --------------------

     G. A notice of a meeting of the members of River Port and OMO was duly called and convened on March 27, 2000, to address potential mergers whereby OMO would be merged into DonLoy, L.L.C., with OMO as the surviving company and River Port would be merged into LoyDon, L.L.C. with River Port being the surviving company after such merger (the "Disputed Mergers").
                                ----------------

     H. The Disputed Mergers were approved by Don and 146 representing 75.5% and 75% of the membership of OMO and River Port, respectively, on March 27, 2000, over the objection of NAG which claimed that the Disputed Mergers were invalid because the Disputed Mergers allegedly required the unanimous consent of the members of OMO and River Port pursuant to their organizational documents.

     I. As a result of the Disputed Mergers, NAG's membership interest in OMO and River Port was allegedly terminated in return for a cash offer of $375,000.00 for its membership interest in OMO and $50,000.00 for its membership interest in River Port. NAG never accepted these cash offers.

     J. The Disputed Mergers were filed with the Louisiana Secretary of State on March 28, 2000, and on April 18, 2000, respectively.

     K. In light of NAG's disagreement with respect to the approval of the Disputed Mergers, NAG instituted an action for preliminary injunction and request for temporary restraining order in the matter styled, "NAG, et al v. Don
                                                               -----------------
et al," Civil Action No. 00-575, United States District Court, Western District,
-----
on March 24, 2000 (the "Injunction Litigation").
                        ---------------------

     L. On March 24, 2000, the court in the Injunction Litigation denied NAG's request for temporary restraining order and NAG subsequently filed a motion for injunctive relief which was set for hearing on May 11, 2000.

     M.   The defendants in the Injunction Litigation, including Don, Loy,
146, OMO, and River Port, filed a motion to dismiss the injunction on grounds, including but not limited to, the failure of the plaintiffs in the Injunction Litigation to take advantage of mediation provisions contained in the Operating Agreement of both OM and River Port. The plaintiffs in the Injunction Litigation opposed such motion to dismiss. Nevertheless, the court ultimately granted the motion to dismiss on October 17, 2000 and stayed the Injunction Litigation for a period of ninety (90) days to provide the parties the opportunity to mediate their disputes as required by the relevant Operating Agreements. Prior to the court's order in this regard the plaintiffs and defendants in the Injunction Litigation filed cross motions for summary judgment on the propriety of the preliminary injunction which remain before the court.

     N. In conjunction with the court's order described above, the parties entered into settlement negotiations to attempt the complete resolution of their disputes in the Injunction Litigation as well as the additional lawsuits described herein which was memorialized in the Term Sheet dated January 5, 2001 (the "Term Sheet"), and of which this Agreement is designed to incorporate so
      ----------
that all disputes between the parties may be resolved.

     O. The undersigned are desirous of settling all disputes between them arising out of the lawsuits described herein and other matters described above or related to such matters, except as provided in this Agreement and in connection with the other Agreements to be executed herewith and the Incomplete Transactions, and are desirous of releasing any and all claims that each may have against the other.

     P. Arlington Farms, Inc., Alyson Heckel, Joseph Heckel, Charles E. Weaver, Ray Weaver, Joyce Weaver, O. P. Pearson, Elaine Pearson, Harry Woodall, Marry Woodall, Larry Jordan, Betty Jordan, Loy and Cathey (collectively, the "North Louisiana Group") assigned its rights under the Prior Settlement
 ---------------------
Agreements to 146.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual releases set forth herein, the transfers described herein, and the consideration to be paid NAG hereunder, the parties to this Agreement and the other persons represented by parties to this Agreement as referred to in this Agreement, do hereby agree as follows:

1.   DESCRIPTION OF STOCK AND MEMBERSHIP INTERESTS TO BE SOLD AS PART
     ----------------------------------------------------------------
     OF THE SETTLEMENT.
     -----------------

     1.1  OMO Membership Certificate. NAG shall sell to OMO and OMO shall
          --------------------------
redeem all of the membership interest sharing ratios of OMO owned by NAG evidenced by certificate no. 3 issued by OMO representing a 24.5% membership interest sharing ratio in OMO, as well as all of NAG's rights to receive consideration under the Disputed Mergers involving OMO (the interests are referred to as the "OMO Interests"), pursuant to the Act of Redemption in the
                    -------------
form and substance of Exhibit 1.1 attached hereto (the "OMO Redemption").
                      -----------                       --------------

     1.2  River Port Membership Certificate. NAG shall sell to River Port and
          ---------------------------------
River Port shall redeem all of the membership interests sharing ratios of River Port owned by NAG evidenced by certificate no. 3 issued by River Port representing a 25% membership interest sharing ratio in River Port, as well as all of NAG's rights to receive consideration under the Disputed Mergers involving River Port (the interests are referred to as the "River Port
                                                            ----------
Interests"), pursuant to the Act of Redemption in the form and substance of
---------
Exhibit 1.2 attached hereto (the "River Port Redemption").
-----------                       ---------------------

     1.3  Ozdon Stock. NAG shall sell to OMO all of the issued and
          -----------
outstanding stock of Ozdon owned by NAG (the "Ozdon Stock") evidenced by
                                              -----------
certificate no. 13 representing 5,000 shares of the total issued and outstanding stock of Ozdon pursuant to the Act of Transfer in the form and substance of
Exhibit 1.3 attached hereto (the "Ozdon Stock Sale") (the River Port and OMO
-----------                       ----------------
Interests and Ozdon Stock shall be hereinafter collectively referred to as the "Equity Interests").
 ----------------

2.   PURCHASE PRICE FOR EQUITY INTERESTS; ADDITIONAL CONSIDERATION.
     -------------------------------------------------------------

     2.1  Purchase Price.
          --------------

          2.1.1 Total. The aggregate purchase price for the Equity Interests to
                -----
be paid by OMO and River Port to NAG shall be the sum of Two Million Three Hundred Thousand and No/100 ($2,300,000.00) Dollars, less the Non-competition Payments and the adjustments made pursuant to Section 2.3 below (the "Settlement
                                                                      ----------
Purchase Price"), which Settlement Purchase Price shall be payable as follows:
--------------

                (a) Cash Portion. The aggregate sum of Eight Hundred Thousand
                    ------------
          and No/100 ($800,000.00) Dollars, less (i) the Non-competition Payments, (ii) the adjustments made pursuant to Section 2.3 below, and
          (iii) the deposit in the amount of One Hundred Fifty Thousand and No/100 ($150,000.00) Dollars previously delivered to NAG for which credit is being given pursuant to the Term Sheet and the First Amendment to Term Sheet ("First Amendment") dated April 23, 2001 (the
                                    ---------------
          "Deposit") shall be delivered to NAG by OMO and River Port, as
           -------
          applicable, at the Closing in the form of a federal wire transfer to a bank account designated in writing by NAG or delivery to NAG of a certified or cashiers check dated at the Closing Date or within one day prior, payable to the order of NAG.

                (b) Notes. The sum of One Million Five Hundred Thousand and
                    -----
          No/100 ($1,500,000.00) Dollars shall be evidenced by OMO's and River Port's delivery to NAG, at the Closing, of three (3) promissory notes, two of which shall be made and executed by OMO and one of which shall be made and executed by River Port, dated the Closing Date, payable to NAG in the following amounts, respectively, $244,565.00, $1,222,826.00, and $32,609.00, each bearing interest at New York Prime, adjusted daily, and payable in sixty (60) monthly installments of principal and interest. The promissory notes shall be in the form and substance of Exhibit 2.1(b)(i) (the "OMO Note"), Exhibit
                           -----------------       --------    -------
          2.1(b)(ii) (the "Ozdon Note"), and Exhibit 2.1(b)(iii) (the
          ---------        ----------        ------------------

          "River Port Note"), attached hereto (hereinafter the OMO Note, the
           ---------------
          Ozdon Note and the River Port Note are collectively referred to as the "Notes").
           -----

          2.1.2  Allocation. The total purchase price for the Equity Interests
                 ----------
shall be allocated and paid as follows:

                 (a)    OMO Interests:
                        -------------

                        *Cash $130,435.00
                        OMO Note $244,545.00;

                 (b)    River Port Interests:
                        --------------------

                        *Cash $17,391.00
                        River Port Note $32,609.00; and

                 (c)    Ozdon Stock:
                        -----------

                        *Cash $652,174.00
                        Ozdon Note $1,222,826.00.

*This cash amount shall be adjusted by multiplying this amount by a fraction, the numerator of which shall be the number of dollars of the net cash portion determined by Section 2.1.1(a), and the denominator of which shall be 800,000.

     2.2  Other Consideration. OMO shall pay NAG and Ed each Five Thousand
          -------------------
and No/100 ($5,000.00) Dollars (the "Non-competition Payments") at the Closing
                                     ------------------------
in the form of a federal wire transfer to a bank account designated in writing by NAG and Ed or by delivery to NAG and Ed of a bank certified or cashiers check dated the closing date or within one day prior, payable to the order of each of NAG and Ed as payment to each pursuant to the noncompetition agreements in the form and substance of Exhibit 2.2(a) (NAG) and Exhibit 2.2(b) (Ed).
                      --------------           --------------

     2.3  Adjustment to Purchase Price. The parties agree that the cash
          ----------------------------
portion of the Settlement Purchase Price will be reduced by the amount by which the remainder of the sum of all liabilities of Ozdon as of the Conveyance Date (the "Ozdon Liabilities") including without limitation the indebtedness of Ozdon
      -----------------
to Regions Bank as successor to the Spring Hill Bank, less the cash assets of Ozdon as of the Conveyance Date ("Ozdon Cash") exceeds $125,000, if any, and shall be increased by the amount by which $125,000 exceeds the remainder of the amount of the Ozdon Liabilities less the Ozdon Cash. The Ozdon Cash shall be under the control of OM.

     2.4  Collateral. The payment of the Notes shall be secured by: (i) the
          ----------
granting of a security interest by Don and 146 in and to forty-nine (49%) percent of the membership interest sharing ratios in OMO, which shall be evidenced by the execution of a security agreement in the form and substance of
Exhibit 2.1(b)(iv) attached hereto (hereinafter referred to as the "Security
------------------                                                  --------
Agreement"), and (ii)
---------
the personal guaranty by Don, Loy, 146, OMO, River Port and Ozdon (collectively the "Guarantors"). In this regard, the Parties agree that Ozdon may be
     ----------
liquidated at any time after Closing as long as all of the assets of Ozdon are distributed to and retained by one or more of the Guarantors or an entity owned in the majority by one or more of the Guarantors provided that such entity signs a guaranty in which event Ozdon's guaranty with respect to the Notes shall be terminated.

3.   REPRESENTATIONS AND WARRANTIES BY GROUP.
     ---------------------------------------

     As a material inducement to the OMO Group and Ozdon to execute this Agreement and to perform or cause the same to be performed, NAG hereby represents and warrants to each of the OMO Group and Ozdon, that:

     3.1  Recitals. The representations regarding facts involving the NAG Group
          --------
that are contained in the recitals of this Agreement are true and complete and are deemed to be representations and warranties made by the NAG Group.

     3.2  Corporate Existence.  NAG is a corporation duly organized, validly
          -------------------
existing and in good standing under the laws of the State of Delaware. Ed has full authority to execute this Agreement on behalf of NAG.

     3.3  Membership Interest. Subject to the effect of the Disputed Mergers
          -------------------
and following the consummation of the transactions contemplated under Article 5, NAG shall be the owner of a 24.5% membership interest in OMO, a 25% membership interest in River Port and a 50% ownership interest in the issued and outstanding stock of Ozdon. Except as contemplated by this Agreement, NAG has not previously assigned or transferred, or granted a security interest in, any of the Equity Interests or its rights thereunder, nor is it under any restriction from entering into the transactions contemplated under this Agreement. After the Ozdon Stock Sale, OMO shall own 50% of the issued and outstanding stock of Ozdon and 146 shall own 50% of the issued and outstanding stock of Ozdon.

     3.4  Title to Equity Interests. NAG is the owner, beneficially and of
          -------------------------
record, of all the Equity Interests, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. NAG has full power to transfer the Equity Interests to Buyer without obtaining the consent or approval of any other person or governmental authority.

     3.5  Capital Structure. The authorized capital stock of Ozdon consists of
          -----------------
100,000 shares of common stock, having no par value, of which Ten Thousand (10,000) shares are issued and outstanding, Five Thousand (5,000) shares are issued and outstanding to NAG, and 5,000 shares are issued and outstanding to
146. All of the Ozdon Stock is validly issued, fully paid and non- assessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating Ozdon to issue or to transfer from treasury any additional shares of its capital stock of any class. There is no right of first refusal in favor of any person with respect to the Ozdon Stock. Sellers have furnished to Buyer for its examination (i) copies of the Articles of Incorporation and Bylaws of Ozdon; (ii) the minute books of Ozdon containing all records required to be set forth of all proceedings, consents, actions and meetings of the stockholders and board of Directors of Ozdon; and
(iii) the stock transfer books of Ozdon setting forth all transfers of any capital stock.

     3.6  Authorization. The execution, delivery and performance of this
          -------------
Agreement by NAG and Ed and the consummation of the actions contemplated hereby have been duly and effectively authorized by the Board of Directors of NAG, but the shareholders of NAG have yet to approve. The execution by NAG and Ed of this Agreement and any related agreement or certificate executed in connection herewith: (a) will not cause either NAG or Ed to violate or contravene (i) any applicable provision of law, (ii) any rule or regulation of any agency of government, assuming, for this purpose any required consent of the regulators has been obtained, or (iii) any order, writ, judgment, injunction, decree, determination or award; and (b) will not violate or be in conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under the articles of incorporation or bylaws or other corporate agreements of NAG, any loan or credit agreement, loan agreement, note agreement, deed of trust, mortgage, pledge, security agreement or other agreement, lease or other instrument, commitment or arrangement to which any member of the NAG Group is a party or by which any of the properties, assets or rights of NAG is bound or affected. Notwithstanding any provision hereof to the contrary, NAG has informed the other Parties that it will be required to have the sale of the OMO Interest, River Port Interest and Ozdon Stock approved by its stockholders ("NAG
                                                                             ---
Shareholder Approval"). NAG and Ed represent and warrant that International
--------------------
Tours, Inc. owns sufficient common stock of NAG to assure such approval and Ed, as Chairman of International Tours, Inc., agrees to vote this stock in favor hereof. However, NAG will, nonetheless, be required to make appropriate filings with the SEC and deliver a Proxy Statement or an Information Statement to its stockholders prior to consummation of the transactions contemplated hereby. The Parties hereto agree that the Closing shall be extended to such date that will enable NAG to satisfy SEC regulations and Delaware law regarding stockholder approval. NAG shall make its best efforts to expedite this process; NAG shall file its preliminary Proxy Statement or Information Statement with the SEC within forty-five (45) days after execution by all Parties of this Agreement. The rent paid by OMO to Ozdon shall be reduced to the amount of the monthly debt payment to Regions Bank as of the Effective Date.

     3.7  Authority and Consents. The NAG Group has the right, power, legal
          ----------------------
capacity and authority to enter into and perform the obligations under this Agreement, and the NAG Group believes that no approvals or consents of any persons other than the undersigned and the shareholders of NAG are necessary in connection with it.

     3.8  Litigation. To the best of the NAG Group's knowledge, except as
          ----------
disclosed on Schedule 3.8, there is not pending or threatened, any suit, action,
             ------------
arbitration, or legal, administrative, or other proceeding, or governmental investigation against or affecting Ozdon or any of its businesses, assets, or financial condition, nor any circumstances known to exist by the NAG Group which would give rise to any action, suit or proceeding against Ozdon. Ozdon is not in default with respect to any order or decree of any such governmental agency or instrumentality, and Ozdon is not a party to any judgments, orders or decrees whatever which adversely affect or pertain to its operations or its assets. Ozdon is not presently engaged in any legal action to recover monies due Ozdon or damages sustained by Ozdon.

     3.9  Title to Property and Encumbrances. Ozdon has good, valid and
          ----------------------------------
marketable title to its assets including without limitation its land and buildings, subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction of any kind, including without limitation, any retained interest or security interest of any conditional vendor, except as disclosed on Schedule 3.9. Ozdon has not heretofore obligated itself to dispose
             ------------
of or assign any of its assets.

     3.10 Financial Statements. Schedule 3.10 sets forth the balance sheet
          --------------------
of Ozdon as of July 31, 2001, and the related statement of income and retained earnings for the seven month period ending on that date (the "Financial Statements"). The Financial Statements fairly present the financial position of Ozdon as of the date of the balance sheet included in the Financial Statements and the results of its operations for the period indicated, and are in all material respects accurate and complete and correctly reflect the matters shown therein.

     3.11 Tax Returns. All federal and state income tax returns of Ozdon
          -----------
have been timely filed and all taxes shown to be due thereon have been paid in full at the time of filing of such returns.

     3.12 Absence of Undisclosed Liabilities. As of the Closing, Ozdon shall
          ----------------------------------
not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not expressly set forth on Schedule 3.12, and all such liabilities shall be used
                           -------------
in the calculation of Ozdon Liability described in Section 2.3.

     3.13 Officers and Employees. Schedule 3.13 is a list of the names and
                                  -------------
addresses of all officers, directors, employees and agents of Ozdon, stating the rates of compensation payable to each as of the effective date of this Agreement. All such persons shall resign as of the Closing.

     3.14 Power of Attorney and Bank Information. Schedule 3.14 lists (i)
          --------------------------------------  -------------
the names and addresses of all persons holding a power of attorney on behalf of Ozdon; and (ii) the names, addresses, and account numbers of all banks or other financial institutions in which Ozdon has an account, deposit, or safe-deposit box, with the names of all persons authorized to draw on these accounts or deposits or to have access to these boxes.

     3.15 Existing Employment Contracts. Ozdon is not a party to any written
          -----------------------------
or oral collective bargaining agreement or other contracts with any labor union. Ozdon has no employment contracts, pension, profit sharing or bonus plans for employees which cannot be terminated by the employer without payment and on not more than fifteen (15) days' notice.

4.   REPRESENTATIONS AND WARRANTIES OF DON, LOY, RIVER PORT & OMO.
     -------------------------------------------------------------

     As a material inducement to the NAG Group, to execute this Agreement and to perform or cause the same to be performed, the OMO Group, jointly, severally and in solido, hereby represent and warrant to NAG and Ed, that:

     4.1  Recitals. The representations regarding facts involving the OMO Group
          --------
that are contained in the recitals of this Agreement are true and complete and are deemed to be representations and warranties made by the OMO Group.

     4.2  Authorizations. The execution by the OMO Group of this Agreement or
          --------------
any related agreement or certificate executed in connection herewith: (a) will not cause the OMO Group to violate or contravene (i) any applicable provision of law, (ii) any rule or regulation of any agency of government, or (iii) any order, writ, judgment, injunction, decree, determination or award; and (b) will not violate or be in conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under any loan or credit agreement, loan agreement, note agreement, deed of trust, mortgage, pledge, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the OMO Group is a party or by which any of the properties, assets or rights of the OMO Group is bound or affected.

     4.3  Authority and Consents. The OMO Group has the right, power, legal
          ----------------------
capacity, and authority to enter into and perform the obligations under this Agreement.

     4.4  Litigation. To the best of the OMO Group's knowledge, except as
          ----------
disclosed on Schedule 4.4 there is not pending or threatened, any suit, action,
             ------------
arbitration, or legal, administrative, or other proceeding, or governmental investigation against or affecting OMO or River Port or any of their businesses, assets, or financial condition, nor any circumstances known to exist which would give rise to any action, suit or proceeding against OMO or River Port. OMO and River Port are not in default with respect to any order or decree of any such governmental agency or instrumentality, and OMO and River Port are not a party to any judgments, orders or decrees whatever which adversely affect or pertain to its operations or its assets. OMO and River Port are not presently engaged in any legal action to recover monies due OMO and River Port or damages sustained by OMO and River Port.

5.   COVENANTS WITH RESPECT TO INCOMPLETE TRANSACTIONS REPRESENTING CONDITIONS
     -------------------------------------------------------------------------
     PRECEDENT TO CLOSING.
     ---------------------

     The NAG Group and the OMO Group hereby consent to the consummation of the following described Incomplete Transactions, and the underlying transactions evidenced thereby, and hereby agree to execute, where their execution is necessary as indicated on the document, the following described documents and certificates, it being undersigned by each that completion of the Incomplete Transactions is a condition precedent to the Closing:

     5.1  Return of Note. NAG shall deliver to Don, the original of the Note
          --------------
dated April 15, 1998, in the original principal amount of $4,000,000.00, made by Don and payable to NAG, which Note shall be marked "Canceled."

     5.2  Cancellation of Assignment and Security Agreement.  NAG and Don shall
          -------------------------------------------------
execute the Cancellation of Assignment and Security Agreement in the form and substance of Exhibit 5.2 attached hereto (the "Cancellation"), which
             -----------                       ------------
Cancellation shall further cancel the Power of Attorney executed by Don in favor of NAG dated April 15, 1998. NAG shall further deliver to Don, the original of Membership Interest Certificate number 2 issued by OMO evidencing the issuance of 51 Sharing Ratios in the name of Donald I. Williams, which certificate was pledged under that certain Assignment and Security Agreement.

     5.3  Cancellation of Subordinated Debenture, Dividends and Stock. Don and
          -----------------------------------------------------------
Peggy shall deliver to NAG an Affidavit of Lost Debenture in the form and substance of Exhibit 5.3(a) (without bond or insurance being required) with
             --------------
respect to that Subordinated Debenture, dated June 10, 1996, in the original principal amount of $93,900, made by NAG and payable to Don. Don hereby agrees that no accrued interest thereunder shall be due and payable by NAG. Don and Peggy shall deliver, and shall cause each of P. & J. Williams, L.L.C. ("P&J")
                                                                        ---
and New Orleans Video Poker Company, Inc. ("NOV") to deliver to NAG Lost Stock
                                            ---
Affidavits in the form and substance of Exhibit 5.3(b) (Don), Exhibit 5.3(c)
                                        --------------        --------------
(P&J) and Exhibit 5.3(d) (NOV) (without bond or insurance being required)
          --------------
representing the shares of common stock of NAG formerly owned by Don (824,000 shares), P&J (1,279,000 shares) and NOV (450,000 shares), respectively, along with Acts of Redemption evidencing the redemption of such shares in the form and substance of Exhibit 5.3(e) (Don), Exhibit 5.3(f) (P&J), and Exhibit 5.3(g)
             --------------        --------------            --------------
(NOV). Don represents and warrants to NAG that he has the power to cause, and will cause, each of P&J and NOV to comply with the provisions of this Agreement and execute the Lost Stock Affidavits and the Acts of Redemption.

     5.4  Instruments 146 shall deliver to NAG. 146 shall deliver, or cause the
          ------------------------------------
delivery of, the following documents to NAG:

          (a)  Stock in NAG. Stock powers in the form and substance of Exhibit
               ------------                                            -------
     5.4(a) and original stock certificates for each of those reflected on the
     ------
     following chart. Those holders who are listed below as having lost certificates shall sign and deliver Lost Stock Affidavits in the form and substance of Exhibit 5.4(b).
                  --------------

   ----------------------------------------------------------------------------
          Name of Shareholder        Certificate No.           No. of Shares
   ----------------------------------------------------------------------------
      Arlington Farms, Inc.               C1906                    400,000
                                         P 5075                     51,480
   ----------------------------------------------------------------------------
      J. Larry Jordan                     C1452                     12,000
                                          C1043                    587,000
                                          C1038                     50,000
                                          C1040                    100,000
                                          C1617                     20,000
                                          C1313                      7,000
                                          P5053                    127,928
   ----------------------------------------------------------------------------
      Cathey A. Weaver                    C1355                     60,041
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------
         Name of Shareholder         Certificate No.           No. of Shares
   ----------------------------------------------------------------------------
      Loy Weaver                         C1031                      50,000
                                         C1035                     100,000
                                         C1352                      54,945
                                         C1032                      50,000
                                         C1033                     100,000
                                         C1034                     100,000
                                         C1037                     385,000
                                         P5070                     101,030
   ----------------------------------------------------------------------------
      Ray F. Weaver                      C1012                      50,000
                                         P5071                       6,435
   ----------------------------------------------------------------------------
      Charles E. Weaver                  C1005                      20,000
                                         C1354                      60,041*
      * lost certificates                C1823                      16,480*
   ----------------------------------------------------------------------------
      Alyson W. Heckel                   C1006                      20,000
                                         P5049                       2,574
   ----------------------------------------------------------------------------
      Owen P. Pearson                    C1573                     220,000
                                         P5062                      32,175
   ----------------------------------------------------------------------------
      Elaine T. Pearson                  C1572                     220,000
                                         P5061                      32,175
   ----------------------------------------------------------------------------
      Harry L. Woodall and               C1020                     500,000
      Mary T. Woodall                    C1351                     154,945
      J T TEN                            P5073                      64,350
   ----------------------------------------------------------------------------

          (b) Lost Stock Affidavits. If NAG believes that preferred stock or
              ---------------------
common stock of NAG was issued to any of the individuals or entities shown on the foregoing chart in addition to the stock reflected on the chart, then prior to the Effective Date, NAG shall have provided copies or records of any such certificates to 146. To the extent NAG produces such documentation, those individuals which received the certificates that have been lost (as opposed to previously transferred) shall sign lost stock affidavits with respect to the lost certificates in the form of Exhibit 5.4(b). If such certificates have been
                                 --------------
previously transferred by the Shareholder, then no action shall be taken.

          (c) Debentures. The following subordinated debentures shall be
              ----------
delivered to NAG by 146:

         (a) $37,560 dated 6/10/96 payable to the order of Arlington Farms, Inc.;
         (b) $4,695 dated 6/10/96 payable to the order of Ray F. Weaver;
         (c) $73,711.50 dated 6/10/96 payable to the order of Loy F. Weaver;
         (d) $93,336.60 dated 6/10/96 payable to the order of J. Larry Jordan;
         (e) $23,475.00 dated 6/10/96 payable to the order of Elaine T. Pearson;
         (f) $23,475.00 dated 6/10/96 payable to the order of Owen P. Pearson;
             and
         (g) $46,950.00 dated 6/10/96 payable to the order of Harry L. Woodall and Mary T. Woodall.

          (d) Lost Debentures. If the debentures previously issued to Alyson and
              ---------------
     Charles, each in the amount of $1,878.00, have not yet been returned to NAG prior to the Closing, then, at the closing, Alyson Heckel and Charles Weaver shall execute affidavits of lost debentures in the form and substance of Exhibit 5.4(c)(i) (Alyson) and Exhibit 5.4(c)(ii) (Charles).
                  ----------------               ------------------

     5.5  Instruments NAG shall deliver to 146.  NAG shall deliver, or cause
          ------------------------------------
the delivery of, the following documents to 146:

          (a) Stock in Ozdon. NAG, 146 and Ozdon shall execute an Act of
              --------------
     Transfer in the form and substance of Exhibit 5.5(a)(i) (the "Ozdon
                                           -----------------       -----
     Transfer") dated effective April 1, 1999, and NAG shall execute a Stock
     --------
     Power in the form and substance of Exhibit 5.5(a)(ii) (the "Ozdon Stock
                                        ------------------       -----------
     Power"), for the purpose of memorializing the transfer to 146 of 50% of the
     -----
     issued and outstanding capital stock in Ozdon. In this regard, NAG shall cancel any and all issued and outstanding stock certificates and shall provide evidence of such cancellation at the Closing and cause Ozdon to issue two new stock certificates whereby 146 shall receive 50% of the issued and outstanding stock of Ozdon and NAG shall receive the remaining 50% of the outstanding capital stock of Ozdon.

          (b) Membership Interest in OMO. NAG, OMO and 146 shall execute an Act
              --------------------------
     of Transfer in the form and substance of Exhibit 5.5(b)(i) (the "OMO
                                              -----------------       ---
     Transfer") dated effective April 1, 1999, and NAG shall execute a Stock
     --------
     Power in the form and substance of Exhibit 5.5(b)(ii) (the "OMO Stock
                                        ------------------       ---------
     Power") transferring one-half of its prior 49% membership interest in OMO
     -----
     to 146. The original 49% membership interest certificate shall be delivered by NAG to OMO at the Closing for cancellation. Two new certificates shall be issued in the place of the original 49% certificate, one to NAG for 24.5% (24.5 Sharing Ratios) and one to 146 for 24.5% (24.5 Sharing Ratios).

          (c) Membership Interest in River Port. NAG, River Port and 146 shall
              ---------------------------------
     execute an Act of Transfer in the form and substance of Exhibit 5.5(c)(i)
                                                             -----------------
     (the "River Port Transfer") dated effective April 1, 1999, and NAG shall
           -------------------
     execute a Stock Power in the form and substance of Exhibit 5.5(c)(ii) (the
                                                        ------------------
     "River Port Stock Power") transferring one-half of its original 50%
      ----------------------
     membership interest in River Port to 146. A 50% Membership Interest Certificate shall be issued to NAG by River Port which NAG shall deliver at the Closing for cancellation. Two new certificates shall be issued in place of the original 50% interest certificate, one to NAG for 25% and one to 146 for 25%.

6.   RELEASES AND INDEMNITIES.
     ------------------------

     6.1 Release and Indemnity Agreements by NAG Group.
         ---------------------------------------------

         6.1.1 Release Agreements by NAG Releasors. Effective at the Closing,
               -----------------------------------
except for those liabilities arising under this Agreement or the other agreements that are attached to this Agreement as Exhibits including without limitation the documents that evidence the consummation of the Incomplete Transactions, to be executed in connection with this Agreement (collectively, along with this Agreement, the "Transaction Documents"), the
                                               ---------------------
effect which the parties agree shall survive the execution of this Agreement, members of the NAG Group, individually and on behalf of any other entities that are owned in whole or controlled by members of the NAG Group (collectively, the "NAG Releasors"), do hereby, jointly, severally and in solido, release,
 -------------                                      -- ------
discharge and acquit Don, Peggy, OMO, River Port, 167, 146, each member of the North Louisiana Group, Port au Prince, John, and together with their respective shareholders, employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively, the "non-NAG
                                                                     -------
Releasees"), from any and all manner of actions, causes of actions, suits,
---------
debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the NAG Releasors may or might have and/or to which any of the NAG Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including, but not limited to, the following:

          All claims made in the following adversarial proceedings:

               (a) North American Gaming and Entertainment Corporation vs. OM Operating, L.L.C., River Port Truck Stop, L.L.C., Donald I. Williams, Loy F. Weaver and The 146, Civil Action No. CV00-0575S, United States District Court, Western District of Louisiana, Shreveport Division;

               (b) Arlington Farms, Inc., et al vs. North American Gaming and Entertainment Corporation, E. H. Hawes, II and Keith Weber, Civil Action No. 00-106-C-M2, United States District Court, Middle District of Louisiana,

               (c) The 146, L.L.C. vs. Ozdon Investments, Inc., Docket No. 34,928, Division "A," Parish of Pointe Coupee, Eighteenth Judicial District Court, State of Louisiana.

          6.1.2 Unknown Facts. Each member of the NAG Releasors acknowledges and
                -------------
agrees that there is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by members of the NAG Releasors, or believed by the members of the NAG Releasors to be true, and that as a result thereof, the members of the NAG Releasors may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, the members of the NAG Releasors expressly accept the risk of such claims and/or damages and agree that this Agreement shall, in all respects, be effective with respect thereto.

          6.1.3 Indemnity. NAG and Ed shall, jointly, severally and in solido,
                ---------
indemnify each of the non-NAG Releasees from any and all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-NAG Releasees may suffer or incur as a consequence of any attempt by any member of the NAG Releasors to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-NAG Releasees, except pursuant to those claims that are reserved to Ed, Weber or NAG hereunder, respectively.

          6.1.4 Binding Effect of Releases. The releases by each member of the
                --------------------------
NAG Releasors contained in this Agreement shall be binding upon each member of the NAG Releasors and anyone else deriving or who might hereafter derive any rights from or through them. Further, each member of the NAG Releasors acknowledge that it is their obligation to pay their own attorneys' fees and NAG and Ed agree to hold harmless and indemnify the non-NAG Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

          6.1.5 Legal Advice. Each member of the NAG Releasors hereby
                ------------
acknowledges that they are executing this Agreement, including but not limited to, the releases contained herein, freely and voluntarily after receiving full advice concerning their rights from legal counsel, and it is not based in any manner upon representations made to them by any of the other parties hereto.

      6.2 Release and Indemnity Agreements by 167, 146, Don, Peggy, OMO, River
          --------------------------------------------------------------------
Port, Port au Prince, and John (collectively, the "DonLoy Group").
-----------------------------------------------------------------

          6.2.1 Release Agreements by the OMO Releasors. Effective at the
                ---------------------------------------
Closing, except for those liabilities arising under this Agreement or the Transaction Documents, which the parties agree shall survive the execution of this Agreement, each member of the DonLoy Group, individually and on behalf of any other entities that are owned in whole or controlled by members of the DonLoy Group (collectively, the "OMO Releasors"), do hereby, jointly, severally
                                 -------------
and in solido, release, discharge and acquit each member of the NAG Group,
    -- ------
together with their respective employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively the "non-OMO Releasees"), from any and all manner of actions,
                   -----------------
causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the OMO Releasors may or might have and/or to which any of the OMO Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including, but not limited to the following:

          All claims made in the following adversarial proceedings:

               (a) North American Gaming and Entertainment Corporation vs. OM Operating, L.L.C., River Port Truck Stop, L.L.C., Donald I. Williams, Loy F. Weaver and The 146, Civil Action No. CV00-0575S, United States District Court, Western District of Louisiana, Shreveport Division;

               (b) Arlington Farms, Inc., et al vs. North American Gaming and Entertainment Corporation, E. H. Hawes, II and Keith Weber, Civil Action No. 00-106-C-M2, United States District Court, Middle District of Louisiana,

               (c) The 146, L.L.C. vs. Ozdon Investments, Inc., Docket No. 34,928, Division "A," Parish of Pointe Coupee, Eighteenth Judicial District Court, State of Louisiana.

          6.2.2 Unknown Facts. Each member of the OMO Releasors acknowledges and
                -------------
agrees that there is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by the members of the OMO Releasors, or believed by the members of the OMO Releasors to be true, and that as a result thereof, the members of the OMO Releasors may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, each member of the OMO Releasors expressly accepts the risk of such claims and/or damages and agrees that this Agreement shall, in all respects, be effective with respect thereto.

          6.2.3 Indemnity. Each member of the OMO Releasors shall jointly,
                ---------
severally and in solido, indemnify each of the non-OMO Releasees from any and all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-OMO Releasees may suffer or incur as a consequence of any attempt by the OMO Releasors to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-OMO Releasees, except pursuant to those claims that are reserved to such member of the OMO Releasors hereunder.

          6.2.4 Binding Effect of Releases. The releases by each member of the
                --------------------------
OMO Releasors contained in this Agreement shall be binding upon the OMO Releasors and anyone else deriving or who might hereafter derive any rights from or through them. Further, each member of the OMO Releasors acknowledge that it is their obligation to pay their own attorneys' fees and agree to hold harmless and indemnify the non-OMO Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

          6.2.5 Legal Advice. Each member of the OMO Releasors hereby
                ------------
acknowledges that they are executing this Agreement, including but not limited to, the releases contained herein, freely and voluntarily after receiving full advice concerning their rights from their attorneys, and it is not based in any manner upon representations made to them by any other person.

      6.3 Additional Indemnification.  As of the Effective Date, Guarantors
          --------------------------
shall have obtained the release of NAG, Ed and Weber from their guaranty obligations to Cotton Port Bank.

      6.4 Reservation of Rights. Notwithstanding anything to the contrary in
          ---------------------
this Agreement, each party expressly reserves all rights and any and all claims, demands, debts, actions, causes of action, rights of indemnification, costs, expenses and liabilities of whatsoever kind or nature, arising out of the following:

          (a) representations and warranties and obligations contained in this Agreement; and

          (b) the liabilities of the respective Parties arising out of this Agreement and the other Transaction Documents.

7.    CLOSING.
      -------

      7.1 Effective Date and Closing Date. This Agreement shall be effective
          -------------------------------
upon its execution by all of the parties hereto. The escrowed closing is the date on which, the place where, and the manner in which the documents transferring ownership of the Equity Interests and the other Transaction Documents are executed by the parties, and it will be held on August 20, 2001, at the offices of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., 17/th/ Floor, One American Place, Baton Rouge, Louisiana, 70825, or through the mail if the Parties so agree (the "Escrowed Closing"). The documents signed and
                                   ----------------
delivered at the Escrowed Closing shall be held in escrow by Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. (the "Escrow Agent") pursuant to
                                                    ------------
the Escrow Agreement in the form and substance of Exhibit 7.1 attached hereto
                                                  -----------
(the "Escrow Agreement"). The transactions contemplated by this Agreement and
      ----------------
the other Transaction Documents shall not become effective until the NAG Shareholder Approval has been obtained, with respect to which NAG and Ed shall be subject to the covenants set forth in Section 3.6 of this Agreement, but once the NAG Shareholder Approval has been obtained, the effective date of the conveyance of the Equity Interest shall be August 20, 2001 (the "Conveyance
                                                                 ----------
Date"). The "Closing" or "Closing Date" shall be deemed to be the date on which
----
the NAG Shareholder Approval has been obtained. If NAG Shareholder Approval has not been obtained on or before February 28, 2002, OMO shall be entitled to rescind the conveyance of the Equity Interests and to obtain all consideration paid under this Agreement including all of the deposits previously paid and the cash portion delivered at the Escrowed Closing, and in that event, this Agreement and the other Transaction Documents shall be null and void and of no force or effect. Notwithstanding the foregoing, the Parties shall, for all purposes, treat the conveyance of the Equity Interests as being effective as of the Conveyance Date. Upon obtaining the NAG Shareholder Approval, NAG shall give written certification to OMO and to the Escrow Agent of this fact. As set forth in more detail in the Escrow Agreement, upon receiving this written certification, Escrow Agent shall deliver the Transaction Documents to the appropriate parties. As of the Escrowed Closing, NAG shall cause Loy Weaver and Don Williams to be elected as directors of Ozdon, and as such, Loy Weaver and Don Williams shall be entitled to appoint officers of Ozdon and grant them the authority to execute loan documents and incur indebtedness and to grant collateral to lenders on behalf of Ozdon. NAG, as shareholder of Ozdon, shall sign any necessary consents.

     7.2 Execution and Delivery of Documents. At the Escrowed Closing, the
         -----------------------------------
parties shall execute and/or deliver as appropriate to the Escrow Agent all instruments, certificates, and schedules required hereunder including, but not limited to the following:

         (a) NAG and Ed.  NAG and Ed shall execute and/or deliver as
             ----------
     appropriate, the following documents and items:

             (1) OMO Membership Certificate. NAG shall deliver the original OMO
                 ---------------------------
         Membership Certificate described in Section 1.1 hereof evidencing the
                                             -----------
         OMO Membership Certificate, duly endorsed in blank and accompanied by Act of Redemption and Stock Powers (Exhibit 1.1) duly endorsed to OMO,
                                             -----------
         in the form for transfer to OMO representing all of the OMO Interests, free and clear of any pledge, lien, claim, or encumbrance or interest of any third party;

              (2) River Port Membership Certificate. NAG shall deliver the
                  ---------------------------------
         original membership certificate described in Section 1.2 hereof
                                                      -----------
         evidencing the River Port Membership Certificate, duly endorsed in blank and accompanied by Act of Redemption and Stock Powers (Exhibit
                                                                      -------
         1.2) duly endorsed to River Port, in the form for transfer to River
         ---
         Port, representing all of the River Port Interests, free and clear of any pledge, lien, claim, encumbrance or interest of any third party;

              (3) Ozdon Stock. NAG shall deliver the original stock certificate
                  -----------
         described in Section 1.3 hereof evidencing the Ozdon stock duly
                      -----------
         endorsed in blank and accompanied by Act of Transfer and Stock Powers (Exhibit 1.3) duly endorsed to OMO, in the form of transfer to OMO,
          -----------
         representing all of the Ozdon Stock, free and clear of any pledge, lien claim, or encumbrance or interest of any third party;

              (4) NAG's Closing Certificate.  The Closing Certificate executed
                  -------------------------
         by NAG in the form and substance of Exhibit 7.2(a)(4) attached hereto;
                                             -----------------

              (5) Resignations. A letter of resignation executed by Ed resigning
                  ------------
         as an officer and/or member of the Board of Directors of Ozdon as well as from any other officer or director of Ozdon. These resignations shall be effective immediately as of August 20, 2001, and shall not be subject to the Escrow Agreement;

              (6) Cancellation.  The NAG Mortgage Cancellation.  Even in the
                  ------------
         event this Agreement is ultimately terminated pursuant to Section 7.1 and of no further force or effect, the NAG Mortgage Cancellation shall be effective;

              (7) Stock Power.  The Ozdon Stock Power and the Ozdon Stock Sale
                  -----------
         Stock Power;

              (8) OMO Stock Power.  The OMO Stock Power and the OMO Redemption
                  ---------------
         Stock Power;

              (9)  River Port Stock Power. The River Port Stock Power and the
                   ----------------------
          River Port Redemption Stock Power;

              (10) New Directors. On August 20, 2001, NAG shall deliver to Loy
                   -------------
          Weaver and Don Williams a written consent of the shareholders of Ozdon in the form and substance of Exhibit 7.2(a)(10) (the "Shareholder
                                       ------------------       -----------
          Consent-Directors") pursuant to which the sole shareholders of Ozdon,
          -----------------
          shall elect Don Williams and Loy Weaver as the sole directors of Ozdon. NAG agrees that prior to the Closing, it shall take no steps to alter the composition of the board of directors of Ozdon;

              (11) Title Curative Work.  Evidence that the title curative work
                   -------------------
          in Section 10.2 has been completed; and

              (12) Good Standing.  Evidence that Ozdon is in good standing with
                   -------------
          the Louisiana Secretary of State's Office.;

          (b) OMO.  OMO shall execute and/or deliver as appropriate, and shall
              ---
     cause the execution and delivery of, the following items to NAG:

              (1) Purchase Price.  Delivery to NAG of the cash portion of the
                  --------------
          purchase price for the OMO Interests and the Ozdon Stock as described in Section 2.1(a) hereof shall be made of the Escrowed Closing
             --------------
          (August 20, 2001);

              (2) OMO's Resolution.  The certified copy of a consent of the
                  ----------------
          members of OMO authorizing the transactions contemplated hereunder in the form and substance of Exhibit 7.2(b)(2) attached hereto;
                                    -----------------

              (3) Notes.  The OMO Note and the Ozdon Note;
                  -----

              (4) Closing Certificate.  The closing certificate executed by OMO
                  -------------------
          in the form and substance of Exhibit 7.2(b)(4) attached hereto;
                                       -----------------

              (5) Membership Interest Certificates.  Certificates evidencing
                  --------------------------------
          membership interest issued pursuant to the OMO Transfer, evidencing 24.5% (24.5 Units) being issued to each of NAG and 146; and then canceling the certificate issued to NAG to evidence the OMO Redemption;

              (6) Return of Commercial Guaranties.  The originals of the
                  -------------------------------
          following commercial guaranties:

                  (a) Commercial guaranty executed by A. Keith Weber in favor of
              Cottonport Bank in the amount of $750,000.00 dated effective July 1, 1998;

                  (b) Commercial guaranty executed by E. H. Hawes, II in the amount of $750,000.00 dated effective July 1, 1998 (the original of this commercial guaranty is missing page 1);

                  (c) Commercial guaranty executed by North American Gaming and
               Entertainment Corporation in favor of River Port Truck Stop, L.L.C. in the amount of $2,000,000.00 dated effective July 1, 1998; and

                  (d) Commercial guaranty executed by A. Keith Weber and E. H.
               Hawes, II in favor of Cottonport Bank in the amount of $750,000.00 dated effective December 10, 1998; and

               (7) Title and Guaranty. Guaranty agreements in the form and
                   ------------------
          substance of Exhibit 7.2(b)(7) shall be executed by Loy, 146, Don, OMO, River Port, 167, and Ozdon.

          (c) River Port.  River Port shall execute and/or deliver as
              ----------
     appropriate the following items to NAG except as otherwise indicated:

               (1) River Port's Resolution.  The certified copy of a consent of
                   -----------------------
          the members of River Port authorizing the transactions contemplated hereunder in the form and substance of Exhibit 7.2(c)(1);
                                                 -----------------

               (2) Purchase Price.  Delivery of the cash portion of the purchase
                   --------------
          price for the River Port Interests;

               (3) Note.  The River Port Note;
                   ----

               (4) Closing Certificate.  The closing certificate executed by
                   -------------------
          River Port in the form and substance of Exhibit 7.2(c)(3); and
                                                  -----------------

               (5) Membership Interest Certificates. Certificates evidencing
                   --------------------------------
          membership interests originally issued to Don (50%- 50 Units) and NAG (50% - 50 Units); certificates evidencing the River Port Transfer by cancelling the certificate issued to NAG and issuing certificates to NAG (25% - 25 Units) and 146 (25% - 25 Units); and then cancelling the certificate issued to NAG pursuant to the River Port Redemption;

          (d) 146.  146 shall execute and/or deliver as appropriate, and shall
              ----
     cause the execution and delivery of, the following items to NAG:

              (1) 146's Resolution.  A certified copy of a consent of the
                  ----------------
          members of 146 authorizing the transactions contemplated hereunder in the form and substance of Exhibit 7.2(d)(1);
                                    -----------------

               (2)  Closing Certificate.  The closing certificate executed by
                    -------------------
          146 in the form and substance of Exhibit 7.2(d)(2);
                                           -----------------

               (3)  Stock Powers.  The Stock Powers to be executed by the North
                    ------------
          Louisiana Group pursuant to Section 5.4;
                                      -----------

               (4)  Lost Stock Affidavit.  The Lost Stock Affidavits to be
                    --------------------
          executed by certain members of the North Louisiana Group pursuant to
          Section 5.4; and
          -----------

               (5)  Lost Debenture Affidavits.  The Lost Debenture Affidavits
                    -------------------------
          to be executed by Alyson and Charles pursuant to Section 5.4;
                                                           -----------

          (e)  Don and Peggy.  Don and Peggy shall execute and/or deliver as
               -------------
     appropriate the following documents and/or items to NAG:

               (1)  Lost Debenture Affidavit.  The Lost Debenture Affidavit to
                    ------------------------
          be executed by Don and Peggy pursuant to Section 5.3; and
                                                   -----------

               (2)  Lost Stock Affidavits.  The Lost Stock Affidavits to be
                    ---------------------
          executed by Don, P&J and NOV pursuant to Section 5.3;
                                                   -----------

          (f)  Ozdon.  Ozdon shall execute and/or deliver as appropriate the
               -----
     following documents and/or items to those indicated as follows:

               (1)  Stock Certificates.  Ozdon shall issue stock certificates
                    ------------------
          to NAG and 146 to evidence the Ozdon Transfer; and shall issue a stock certificate to OMO to evidence the Ozdon Stock Sale; and shall cancel the stock issued to NAG;

          (g)  Parties. The Parties shall execute and/or deliver as appropriate
               -------
     the following documents and items to OMO, River Port, Ozdon and NAG, as appropriate:

               (1)  Non-competition Agreements.  NAG and Ed shall execute the
                    --------------------------
          Non Competition Agreements in the form and substance of Exhibit 2.2(a)
                                                                  --------------
          and Exhibit 2.2(b), respectively, along with OMO and River Port;
              --------------

               (2)  Security Agreement.  The Security Agreement described in
                    ------------------
          Section 2.1(b) hereof and in the form and substance of Exhibit
          --------------                                         -------
          2.1(b)(iv) attached hereto;
          ----------

               (3)  Ozdon Transfer.  The Ozdon Transfer;
                    --------------

               (4)  OMO Transfer.  The OMO Transfer;
                    ------------

               (5)  River Port Transfer.  The River Port Transfer;
                    -------------------

               (6)  OMO Redemption.  The OMO Redemption;
                    --------------

               (7)  River Port Redemption.  The River Port Redemption;
                    ---------------------

               (8)  Ozdon Stock Sale.  The Ozdon Stock Sale;
                    ----------------

               (9)  Dismissal.  The Motion and Order for Dismissal; and
                    ---------

               (10) Escrow Agreement.  The Escrow Agreement.
                    ----------------

     7.3  Proration of Ad Valorem Real Property Taxes. The Ad Valorem real
          -------------------------------------------
property taxes for the year 2001 on the immovable property owned by Ozdon accruing prior to the Closing shall be a liability of Ozdon subject to the calculation referenced in Section 2.3.

     7.4  Further Acts. At the Closing and as may be required from time to time
          ------------
after the Closing, the Parties shall execute any other instruments of conveyance and transfer that shall be necessary to effectuate the transactions contemplated hereunder.

8.   CANCELLATION OF MORTGAGE.
     ------------------------

     Ed and Weber currently hold a second mortgage (the "NAG Mortgage") on
                                                         ------------
certain of the assets of Ozdon. Ed and Weber hereby agree to cancel the NAG Mortgage provided Cotton Port Bank releases Ed, Weber and NAG from their guaranties associated with River Port's debt to Cotton Port Bank. In furtherance thereof, at the Escrowed Closing, Ed and Weber shall execute the Act of Cancellation in the form and substance of Exhibit 8 (the "NAG Mortgage
                                          ---------       ------------
Cancellation").
------------

9.   DISMISSAL OF ALL LITIGATION.
     ---------------------------

     The Parties hereto agree that all suits pending against each other shall be dismissed with prejudice, including without limitation, the following and each Party shall bear its own court costs with respect to any such litigation:

          (a) North American Gaming and Entertainment Corporation vs. OM Operating, L.L.C., River Port Truck Stop, L.L.C., Donald I. Williams, Loy
     F. Weaver and The 146, Civil Action No. CV00-0575S, United States District Court, Western District of Louisiana, Shreveport Division;

          (b) Arlington Farms, Inc., et al vs. North American Gaming and Entertainment Corporation, E. H. Hawes, II and Keith Weber, Civil Action No. 00-106-C-M2, United States District Court, Middle District of Louisiana,

          (c) The 146, L.L.C. vs. Ozdon Investments, Inc., Docket No. 34,928, Division "A," Parish of Pointe Coupee, Eighteenth Judicial District Court, State of Louisiana.

          (d) The 146, L.L.C. vs. Ozdon Investments, Inc., Docket No. 00-C-3371, Division "C," Parish of St. Landry, Twenty-Seventh Judicial District Court, State of Louisiana.

     The matters described in items (a) and (b) have already been dismissed. A copy of a form of the Motion and Order for Dismissal with respect to the lawsuits listed above as items (c) and (d) is attached hereto in globo as
Exhibit 9 (the "Motion and Order for Dismissal"). It, too, shall be delivered to
---------       ------------------------------
the Escrow Agent at the Escrowed Closing.

10.  OZDON REAL PROPERTY TITLE EXAMINATION.
     -------------------------------------

     10.1  Title Commitment and Survey. Prior to the Effective Date, OMO, at
           ---------------------------
its option and at its sole cost and expense, may (a) cause First American Title Insurance Company ("Title Company") to issue and deliver to OMO a commitment for
                    -------------
an ALTA owner policy of title insurance to be issued by Title Company (the "Title Commitment") to Ozdon, accompanied by complete and legible copies of all
 ----------------
recorded documents (collectively, the "Title Documents") constituting exceptions
                                       ---------------
to the title to the land and the improvements thereon purportedly owned by Ozdon on which the Gold Rush Truck Stop is located (the "Land") and referred to in the
                                                   ----
Title Commitment, and/or (b) cause OMO to be furnished with a current on-the-ground survey of the Land (the "Survey") prepared by a professional land
                                       ------
surveyor licensed by the State of Louisiana.

     10.2  Title Review. At the sole expense of OMO, OMO has delivered to NAG
           ------------
its objections (together with the basis for such objections), if any, to any valid exceptions, claims, or defects revealed by the Title Commitment, Title Documents and/or Survey, which would render Ozdon's title to the Land unmerchantable or adversely affects the use of the Land for the Intended Purposes (collectively, the "Title Objections"); provided, however, that (i)
                             ----------------
items shown on Schedule B Part I of the Title Commitment shall automatically be deemed Title Objections that may be cured or satisfied at any time before or at the Closing, and (ii) OMO accepts and agrees that the following exceptions shall not be considered Title Objections, and shall be deemed acceptable to Purchaser (collectively, the "Permitted Exceptions"): (a) title and zoning restrictions of
                    --------------------
record or imposed by law or ordinances that will not materially and adversely affect Ozdon's use of the Land for the Intended Purposes; (b) servitudes and restrictions of record that will not materially and adversely affect Ozdon's use of the Land for the Intended Purposes; (c) outstanding mineral rights, provided the owner thereof does not have the right to use the surface of the Land; and
(d) encroachments not to exceed one (1') foot located from the boundary line of the Land. In the event OMO has not given NAG written notice thereof prior to the Effective Date, OMO shall be deemed to have approved the condition of title and all survey matters as shown in the Title Commitment, Title Documents and Survey, except for any specific Title Objections timely made by OMO. In the event OMO does timely and properly make a valid Title Objection, but NAG refuses or is unable to cure any of the Title Objections prior to Closing, OMO may, at its option, either (i) accept title and all survey matters subject to the Title Objections which remain uncured, without an adjustment in the Purchase Price because of such Title Objections, in which event said Title Objections shall be deemed to be waived for all purposes, or (ii) terminate this Agreement, giving written notice thereof to NAG at or prior to the expiration of five (5) days after NAG has given OMO written notice that it refuses or is unable to cure the Title Objection, in which event this Agreement shall be of no further force or effect and the parties shall have no further rights or obligations one to the other hereunder, and NAG shall return to OMO the deposit NAG received under the Term Sheet. If the notice described in item (ii) is not timely given, then OMO shall be deemed to have waived its right to object to all uncured Title Objections and they shall be deemed Permitted Exceptions. Any exceptions to title or survey matters that are either accepted or waived by Purchaser as aforesaid shall all be deemed "Permitted Exceptions." The "Intended
                                            --------------------        --------
Purposes" shall be the operation of a duly qualified video poker truck stop
--------
facility. NAG shall cause the following to be canceled prior to the Effective
Date: Notice of Tax Assessment and Lien filed by the Louisiana Department of Labor against Ozdon Investments, Inc., recorded December 15, 2000, in MOB 1047, Page 585 under Original Act No. 863677, official records of St. Landry Parish, Louisiana.

11.  COVENANTS OF NAG.
     ----------------

     The NAG Group covenants with the OMO Group that:

     11.1  Ordinary Course. At all times prior to the Closing Ozdon will conduct
           ---------------
its business and activities in its ordinary course of business. Ozdon will not dispose of or additionally encumber in any manner, or permit to be disposed of or be additionally encumbered by any act or omission on the part of Ozdon, any of its assets.

     11.2  Insurance and Property. At all times prior to the Closing, Seller
           ----------------------
will keep all of its insurable assets insured in accordance with present practice and will maintain, preserve and keep all improvements on its properties and all equipment, machinery and other personal property in its present condition and state of repair, reasonable wear excepted.

     11.3  Conduct of Business. Prior to the Closing Date, except with the
           -------------------
consent of OMO and except as may be required by applicable law, rules or regulations, Ozdon shall:

           (a) conduct its business in substantially the same manner as presently being conducted, and not enter into any transaction or contract with respect to its business or its assets taken as a whole;

           (b) not (i) enter into or terminate any lease of real estate related to the Land or as may be required to consummate the transactions contemplated hereby, (ii) create any liens or other security interests on the Land, or (iii) waive any rights which in the aggregate are material to the Land;

           (c) not (i) make any material capital expenditure or material capital expenditure commitment, or (ii) enter into any lease of material capital equipment as lessee; and

           (d) not sell the Land or make any commitment relating to the sale of the land.

12.  INDEMNIFICATION.
     ---------------

     12.1  Indemnity by NAG Group. NAG shall indemnify the non-NAG Releasees and
           ----------------------
hold each of them harmless from, all claims, suits, losses, liabilities, costs, damages and expenses (including but not limited to reasonable attorney fees, including attorney fees necessary to enforce their rights to indemnification hereunder) arising from or resulting by reason of: (a) any adverse and inaccurate representation made by or on behalf of NAG Group in this Agreement or any other Transaction Documents; (b) the breach of any of the warranties or agreements made by or on behalf of the NAG Group in this Agreement or any Transaction Documents; (c) the breach or default in the performance by the NAG Group of any of the obligations to be performed by it hereunder or under the Transaction Documents; (d) any claim by any person that Ozdon is liable for obligations not considered in the calculation described in Section 2.3; or (e)
                                                           -----------
the failure of NAG to have obtained the NAG Shareholder Approval (which, with respect to this item, the indemnity shall be from NAG and Ed, jointly, severally, and in solido).

     12.2  Indemnity by OMO Group. OMO Group shall indemnify non-OMO Releasees
           ----------------------
against, and to hold each of them harmless from, all claims, suits, losses, liabilities, costs, damages and expenses (including but not limited to reasonable attorney fees, including attorney fees necessary to enforce their rights to indemnification hereunder) arising from or resulting by reason of: (a) any adverse and inaccurate representation made by or on behalf of the OMO Group in this Agreement or any Transaction Documents; (b) the breach or default in the performance by the OMO Group of any of the obligations or covenants to be performed by them hereunder or under any Transaction Documents; or (c) any obligation or liability of Ozdon expressly used in the calculation described in
Section 2.3.
-----------

     12.3  Conditions of Indemnification. The obligations and liabilities of the
           -----------------------------
indemnifying persons under Section 12.1 and Section 12.2 (the "Indemnitor")
                           ------------     ------------       ----------
above with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

           (a)  Notice. Persons entitled to indemnification under Section 12.1
                ------                                            ------------
     and Section 12.2 (the "Indemnitee") will give notice of any such claim to
         ------------
     Indemnitor promptly after Indemnitee receives notice thereof, and Indemnitor will assume the defense thereof by representatives of its own choosing. However, at all times, Indemnitee shall have the right to participate in the defense at its expense.

           (b)  Defense. In the event that Indemnitor, within a reasonable time
                -------
     after notice of any such claim, but in no event later than ten (10) days after such notice, fails to defend against such claim (including but not limited to notifying Indemnitee of the law firm that will be handling such claim on behalf of Indemnitor, the expected date of response to such claim, and Indemnitor's potential grounds of defense against such claim), Indemnitee will, upon notice to Indemnitor, have the right to undertake the defense at the expense of Indemnitor, compromise or settle such claim on behalf of and for the account and risk of the Indemnitor, subject to the right of the Indemnitor to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

           (c)  Injunctions. Anything in this Section 12.3 to the contrary
                -----------                   ------------
     notwithstanding, (i) if there is any reasonable probability that a claim may materially and adversely affect Indemnitee, other than as a result of money damages or other money payments, Indemnitee shall have the right, at its cost and expense, to defend compromise or settle such claim, and (ii) Indemnitor shall not, without the Indemnitee's written consent, settle or compromise any claim or consent to entry of any judgment which does not include an unconditional term by which the claimant or the plaintiff gives to the Indemnitee a full and unconditional release from all liability in respect of such claim.

     12.4  Notice of Other Claims. In the event Indemnitee should have a claim
           ----------------------
against Indemnitor hereunder that does not involve a third party claim, the Indemnitee shall notify Indemnitor with reasonable promptness of such claim, specifying the nature of an specific basis for such claim and the amount of such claim. Indemnitor shall remit payment for the amount of such claim upon receipt of an invoice therefor, or in the event of a dispute, Indemnitee and Indemnitor shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction.

13.  CONDITIONS PRECEDENT TO THE NAG GROUP'S OBLIGATIONS.
     ---------------------------------------------------

     All obligations of the NAG Group under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     13.1  Representations and Warranties of the OMO Group. All of the
           -----------------------------------------------
representations, warranties and covenants of OMO Group contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true in all material respects and shall have been complied with in all material respects as of the Closing as though made at such time.

     13.2  Litigation. No action or proceeding shall have been instituted or
           ----------
threatened, and no order, decree or judgment of any court, agency, commission or authority shall be existing questioning the validity of this Agreement or seeking to restrain the consummation of transactions contemplated by this Agreement that will render its impossible to consummate the transactions provided for in this Agreement, provided that such action or proceeding has not been instituted or threatened by NAG Group (or any party or entity affiliated with or related to NAG Group), and provided further that no such order, decree or judgment has resulted from an action or proceeding instituted by NAG Group (or any party or entity affiliated with or related to NAG Group).

     13.3  Closing Documents.  At the Closing, the OMO Group shall have
           -----------------
delivered or caused to be delivered the documents and items described in Sections 7.2(b), (c), (d), (e), (f) and (g).
-------------------------------------------

     13.4  No Waiver. The NAG Group may waive any or all of these conditions in
           ---------
whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the NAG Group of any of its other rights or remedies, at law or in equity, if the OMO Group shall be in default of any of its representations, warranties, or covenants under this Agreement.

     13.5  SEC Approval.  NAG shall have obtained NAG Shareholder Approval
           ------------
pursuant to Section 3.6.

     13.6  Performance. The OMO Group shall have performed and complied with all
           -----------
agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

All of these conditions shall be deemed fulfilled as of August 20, 2001, except for the condition set forth in Section 13.5.

14.  CONDITIONS PRECEDENT TO THE OMO GROUP'S OBLIGATIONS.
     ---------------------------------------------------

     All obligations of the OMO Group under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     14.1  Representations and Warranties of the NAG Group. The representations,
           -----------------------------------------------
warranties and covenants of the NAG Group contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true in all material respects and shall have been complied with in all material respects as of the Closing as though made at such time.

     14.2  Performance. The NAG Group shall have performed and complied with all
           -----------
agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

     14.3  No Material Adverse Change. During the period from January 5, 2001,
           --------------------------
to the Closing Date, there shall not have been any material adverse change in the financial condition or the results of operations of Ozdon, and Ozdon shall have not sustained any material loss or damage to its assets, whether or not insured.

     14.4  No Waiver. The OMO Group may waive any or all of these conditions in
           ---------
whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the OMO Group of any of its other rights or remedies, at law or in equity, if the NAG Group shall be in default of any of its representations, warranties, or covenants under this Agreement.

     14.5  Closing Documents.  The NAG Group shall have executed and delivered
           -----------------
or caused to be executed and delivered all of the closing documents that it is obligated to deliver under Sections 7.2(a) and (g).
                           ----------------------

     14.6  Cure of Timely Objections. The Objections or Title Objections
           -------------------------
properly and timely made by the OMO Group that are not waived by the OMO Group pursuant to the terms and provisions of this Agreement shall have been cured.

     14.7  SEC Approval. NAG shall have obtained NAG Shareholder Approval
           ------------
pursuant to Section 3.6 on or before February 28, 2002.

All of these conditions shall be deemed fulfilled as of August 20, 2001, except for the condition set forth in Section 14.7.

15.  NOTICES.
     -------

     Any notice, demand, request, approval, consent or other communication (collectively, "Notice") concerning this Agreement or any matter arising in
                ------
connection with this Agreement shall be in writing and addressed as follows:

     If to 146, OMO, Don, Peggy, River Port or Ozdon then to:

          Mr. Donald I. Williams
          903 East Main Street
          New Roads, Louisiana 70760

          Loy F. Weaver
          101 Arlington Drive
          Homer, Louisiana 71040

          With a copy to:

               Mr. G. Blane Clark, Jr.
               KEAN, MILLER, HAWTHORNE, D'ARMOND
                McCOWAN & JARMAN, L.L.P.
               Post Office Box 3513
               Baton Rouge, Louisiana 70821

     If to John or Port au Prince, then to:

          John S. Turner, Jr.
          820 Garrett Street
          Bossier City, Louisiana 71111

          With a copy to:

          Randall Davidson
          509 Market Street, Suite 800
          Shreveport, Louisiana 71101

     If to NAG, Ed or Weber, then to:

          North American Gaming and
           Entertainment Corporation
          13150 Coit Road, Suite 125
          Dallas, Texas 75240
          Attn: E. H. Hawes, II

          With a copy to:

               Mr. Glenn L. Langley
               Cook, Yancey, King & Galloway
               333 Texas Street, Suite 1700
               Shreveport, Louisiana 71120-2260

     If to Escrow Agent:

          Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. Post Office Box 3513
          Baton Rouge, Louisiana 70821
          Attn: G. Blane Clark, Jr.

     Any notice shall be given by either (i) personal delivery, in which event it shall be deemed given on the date of delivery, or (ii) certified mail, return receipt requested, in which event it shall be deemed given three (3) business days after the date postmarked. Any party may change any address for the delivery of Notice to such Party by giving notice in accordance with the provisions of this Article 15.

16.  MISCELLANEOUS.
     -------------

     16.1 Successors. The rights and obligations of the parties under this
          ----------
Agreement, shall inure to the benefit of and be binding upon the parties and all persons who succeed to their respective rights and obligations.

     16.2 ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. THIS AGREEMENT CONSTITUTES THE
          -------------------------------------
ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, SUPERSEDING ALL PRIOR NEGOTIATIONS, DISCUSSIONS, AGREEMENTS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT MAY NOT BE AMENDED AND NO RIGHTS HEREUNDER MAY BE WAIVED EXCEPT BY WRITTEN DOCUMENT SIGNED BY THE PARTY TO BE CHARGED WITH SUCH AMENDMENT OR WAIVER. NO WAIVER OF ANY OF THE PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED OR SHALL CONSTITUTE A WAIVER OF ANY OTHER PROVISIONS HEREOF (WHETHER OR NOT SIMILAR)

NOR SHALL SUCH WAIVER CONSTITUTE A CONTINUING WAIVER UNLESS OTHERWISE EXPRESSLY PROVIDED.

     16.3  Counterparts. This Agreement may be signed in one or more
           ------------
counterparts or duplicate signature pages with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more such counterparts or duplicate signature pages may be removed from any one or more original copies of this Agreement and annexed to other counterparts or duplicate signature pages to form a completely executed original instrument. Each Party shall sign the Agreement and where indicated the other Documents and forward the original of same to Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. who will then forward copies of complete sets to all Parties.

     16.4  Captions. The captions contained in this Agreement were inserted for
           --------
the convenience of reference only. They do not in any manner define, limit or describe the provisions of this Agreement or the intentions of the parties.

     16.5  Gender/Singular/Plural. Whenever masculine, feminine, neuter,
           ----------------------
singular, plural, conjunctive or disjunctive terms are used in this Agreement, they shall be construed to read in whatever form is appropriate to be this Agreement applicable to all the parties and all circumstances, except where the context of this Agreement clearly dictates otherwise.

     16.6  Governing Law. This Agreement was prepared and negotiated in the
           -------------
State of Louisiana. In the event of any dispute concerning or arising out of this Agreement, the laws of the State of Louisiana shall govern without regard to conflict of law principles thereof and control the construction and enforcement of this Agreement.

     16.7  Severability. In the event that one or more provisions of this
           ------------
Agreement or the application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or any other application thereof shall in no way be affected or impaired.

     16.8  Survival of Representations. The agreements, covenants, warranties
           ---------------------------
and representations of the parties in this Agreement shall survive the execution of this Agreement.

     16.9  Further Acts. As may be required from time to time after January 31,
           ------------
1999, the Parties shall execute any other instruments or agreements as shall be necessary to implement the transactions contemplated by this Agreement.

     16.10 Waiver of Options and Rights of First Refusal. The Parties consent to
           ---------------------------------------------
the transactions contemplated by this Agreement and waive any options or rights of first refusal that they have with respect to the interests being conveyed hereunder.

STATE OF TEXAS

COUNTY OF DALLAS


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Dallas, Texas, this 9th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                           Ed:


                                           /s/ E. H. Hawes, II
                                           ------------------------------------
                                           E. H. Hawes, II



                            /s/ Rudy V. Vasquez
                            -------------------
                               Notary Public
                     My commission expires:  02-20-2002
                                            ------------

STATE OF OKLAHOMA

COUNTY OF DELAWARE


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Afton, Oklahoma, this 8th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                             Janice:


                                             /s/ Janice Hawes
                                             ---------------------------------
                                             Janice Hawes


                               /s/ Cathy A. Mays
                               ------------------
                                 Notary Public
                      My commission expires:  05-17-2004
                                             ------------

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this 20th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                             Don:


                                             /s/ Donald I. Williams
                                             ---------------------------------
                                             Donald I. Williams






                            /s/ G. Blane Clark, Jr.
                            -----------------------
                                 Notary Public
                       My commission expires:  at death
                                              ----------

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this 20th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                             Peggy:


                                             /s/ Margaret R. (Peggy) Williams
                                             ----------------------------------
                                             Margaret R. (Peggy) Williams



                            /s/ G. Blane Clark, Jr.
                            -----------------------
                                 Notary Public
                       My commission expires:  at death
                                              ----------

STATE OF LOUISIANA

PARISH OF CLAIBORNE


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Homer, Louisiana, this 10th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                              Loy:


                                              /s/ Loy F. Weaver
                                              ---------------------------------
                                              Loy F. Weaver






                               /s/ Glenda Nixon
                               ----------------
                                 Notary Public
                       My commission expires:  at death
                                              ----------

STATE OF LOUISIANA

PARISH OF CLAIBORNE


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Homer, Louisiana, this 10th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                            Cathey:


                                            /s/ Cathey Weaver
                                            ----------------------------------
                                            Cathey Weaver





                               /s/ Glenda Nixon
                               -----------------
                                 Notary Public
                       My commission expires:  at death
                                              ----------

STATE OF TEXAS

COUNTY OF DALLAS


         THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Dallas, Texas, this 9th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                           NAG:

                                           NORTH AMERICAN GAMING AND
                                           ENTERTAINMENT CORPORATION, a
                                           Delaware corporation

                                           By:  /s/ E. H. Hawes, II, President
                                           -------------------------------------
                                                E. H. Hawes, II, President




                              /s/ Rudy V. Vasquez
                              -------------------
                                 Notary Public
                      My commission expires:  02-20-2002
                                             ------------

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this 20th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                                OMO:

                                                OM OPERATING, L.L.C.

                                                By: /s/ Donald I. Williams
                                                   ---------------------------
                                                    Donald I. Williams, Member


                                      /s/ G. Blane Clark, Jr.
                                      -----------------------
                                           Notary Public
                                 My commission expires: at death
                                                       ---------

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this 20th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                          River Port:

                                          RIVER PORT TRUCK STOP, L.L.C.

                                          By: Donald I. Williams, Member
                                             ---------------------------
                                              Donald I. Williams, Member


                            /s/ G. Blane Clark, Jr.
                            ----------------------
                                 Notary Public
                        My commission expires: at death
                                               --------

STATE OF KANSAS

PARISH OF JOHNSON


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Shawnee Mission, Kansas, this 9th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                                    Weber:


                                                    /s/ Keith Weber
                                                    -------------------------
                                                    Keith Weber


                           /s/ Melanie C. Radosevich
                           -------------------------
                                 Notary Public
                       My commission expires: 12/19/01
                                             ---------

STATE OF LOUISIANA

PARISH OF BOSSIER


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Bossier City, Louisiana, this 17th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                                       John:


                                                       /s/ John S. Turner, Jr.
                                                       -----------------------
                                                       John S. Turner, Jr.


                           /s/ Jeanette B. Edmiston
                           ------------------------
                                 Notary Public
                       My commission expires:__________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this 20th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                          167:

                                          167 TRUCK STOP, L.L.C.

                                          By: /s/ Donald I. Williams, Member
                                              ----------------------------------
                                              Donald I. Williams, Member


                            /s/ G. Blane Clark, Jr.
                            ----------------------
                                 Notary Public
                       My commission expires: at death
                                             ---------

STATE OF TEXAS

COUNTY OF DALLAS


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Dallas, Texas, this 9th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                             Ozdon:

                                             OZDON INVESTMENTS, INC.


                                             By: /s/ E. H. Hawes, II
                                                --------------------------------
                                                E. H. Hawes, II, President


                              /s/ Rudy V. Vasquez
                              -------------------
                                 Notary Public
                      My commission expires: 02-20-2002
                                            ------------

STATE OF LOUISIANA

PARISH OF BOSSIER


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Bossier City, Louisiana, this 17th day of August, 2001, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

                                            Port Au Prince:

                                            PORT AU PRINCE, L.L.C.


                                            By: /s/ John S. Turner, Jr.
                                               ---------------------------------
                                               John S. Turner, Jr., Member


                           /s/ Jeanette B. Edmiston
                           ------------------------
                                 Notary Public
                        My commission expires:________